                                                                    Exhibit 10.2

                           PURCHASE AND SALE AGREEMENT


                            DATED AS OF MAY 29, 1998


                                     BETWEEN


                           WERNER FUNDING CORPORATION


                                       AND


                                   WERNER CO.

                              TABLE OF CONTENTS

                                                                             PAGE

ARTICLE I  AGREEMENT TO PURCHASE AND SELL......................................2

1.1     Agreement To Purchase and Sell..........................................2
1.2     Timing of Purchases.....................................................3
1.3     Consideration for Purchases.............................................3
1.4     Purchase and Sale Termination Date......................................3
1.5     Intention of the Parties................................................3

ARTICLE II  CALCULATION OF PURCHASE PRICE.......................................4

2.1     Calculation of Purchase Price...........................................4

ARTICLE III  CONTRIBUTION OF RECEIVABLES PAYMENT OF PURCHASE PRICE..............5

3.1     Contribution of Receivables; Initial Purchase Price Payment.............5
3.2     Subsequent Purchase Price Payments......................................5
3.3     Settlement as to Specific Receivables and Dilution......................6
3.4     Reconveyance of Receivables.............................................7

ARTICLE IV  CONDITIONS OF PURCHASES.............................................7

4.1     Conditions Precedent to Initial Purchase................................7
4.2     Certification as to Representations and Warranties......................9

ARTICLE V  REPRESENTATIONS AND WARRANTIES OF THE ORIGINATOR.....................9

5.1     Organization and Good Standing..........................................9
5.2     Due Qualification.......................................................9
5.3     Power and Authority; Due Authorization..................................9
5.4     Valid Sale; Binding Obligations.........................................10
5.5     No Violation............................................................10
5.6     Proceedings.............................................................10
5.7     Bulk Sales Acts.........................................................10
5.8     Government Approvals....................................................11
5.9     Financial Condition.....................................................11
5.10    Licenses, Contingent Liabilities, and Labor Controversies...............11
5.11    Margin Regulations......................................................11
5.12    Quality of Title........................................................11
5.13    Accuracy of Information.................................................12
5.14    Offices.................................................................12
5.15    Trade Names.............................................................12


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

5.16    Taxes...................................................................12
5.17    Compliance with Applicable Laws.........................................13
5.18    Reliance on Separate Legal Identity.....................................13

ARTICLE VI  COVENANTS OF THE ORIGINATOR.........................................13

6.1     Affirmative Covenants...................................................13
6.2     Reporting Requirements..................................................15
6.3     Negative Covenants......................................................15
6.4     Lock-box Banks..........................................................16
6.5     Accounting for Purchases................................................16
6.6     Transaction Documents...................................................17
6.7     Substantive Consolidation...............................................17

ARTICLE VII  ADDITIONAL RIGHTS AND OBLIGATIONS IN RESPECT OF THE RECEIVABLES....17

7.1     Rights of the Company...................................................17
7.2     Responsibilities of the Originator......................................17
7.3     Further Action Evidencing Purchases.....................................18
7.4     Application of Collections..............................................18

ARTICLE VIII  PURCHASE AND SALE TERMINATION EVENTS..............................19

8.1     Purchase and Sale Termination Events....................................19
8.2     Remedies................................................................19

ARTICLE IX  INDEMNIFICATION.....................................................20

9.1     Indemnities by the Originator...........................................20

ARTICLE X  MISCELLANEOUS........................................................22

10.1    Amendments, etc.........................................................22
10.2    Notices, etc............................................................22
10.3    No Waiver; Cumulative Remedies..........................................23
10.4    Binding Effect; Assignability...........................................23
10.5    Governing Law...........................................................23
10.6    Costs, Expenses and Taxes...............................................23
10.7    Submission to Jurisdiction..............................................24
10.8    Waiver of Jury Trial....................................................24
10.9    Captions and Cross References; Incorporation
        Reference...............................................................24
10.10   Execution in Counterparts...............................................24
10.11   Acknowledgment and Agreement............................................25


                                      -ii-
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EXHIBIT A - Form of Purchase Report

EXHIBIT B - Form of Company Note

EXHIBIT C - Form of Originator Assignment Certificate

EXHIBIT D - Proceedings

EXHIBIT E - Office Locations

EXHIBIT F - Trade Names

                           PURCHASE AND SALE AGREEMENT

         THIS PURCHASE AND SALE AGREEMENT (this "AGREEMENT"), dated as of May 29, 1998, is between WERNER CO. ("WERNER"), a Pennsylvania corporation, as the Originator (the "ORIGINATOR") and as the initial Servicer, and WERNER FUNDING CORPORATION, a Delaware corporation (the "COMPANY").

              DEFINITIONS

         Unless otherwise indicated, certain terms that are capitalized and used throughout this Agreement are defined in Exhibit I to the Receivables Purchase Agreement of even date herewith (as the same may be amended, supplemented or otherwise modified from time to time, the "RECEIVABLES PURCHASE AGREEMENT") among Werner, the Company, Market Street Funding Corporation, as Issuer (the "ISSUER"), and PNC Bank, National Association. All references herein to months are to calendar months unless otherwise expressly indicated.

              BACKGROUND

         1. The Company is a special purpose corporation, all of the issued and outstanding shares of which are owned by Originator.

         2. The Originator generates Receivables in the ordinary course of its business.

         3. The Originator, in order to finance its businesses, wishes to sell Receivables to the Company, and the Company is willing, on the terms and subject to the conditions set forth herein, to purchase Receivables from the Originator.

         4. Originator and the Company intend this transaction to be a true sale of Receivables by Originator to the Company, providing the Company with the full benefits of ownership of the Receivables and Originator and the Company do not intend the transactions hereunder to be characterized as a loan from the Company to Originator.

         5. The Company intends to sell the Purchased Interest in the Receivables to the Issuer pursuant to the Receivables Purchase Agreement.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:

                                    ARTICLE I

                         AGREEMENT TO PURCHASE AND SELL

         1.1 AGREEMENT TO PURCHASE AND SELL. On the terms and subject to the conditions set forth in this Agreement (including ARTICLE IV), Originator agrees to sell to the Company, and the Company agrees to purchase from Originator, from time to time on or after the Closing Date, but before the Purchase and Sale Termination Date, all of Originator's right, title and interest in and to:

                  (a) each Receivable of Originator that existed and was owing to Originator as of the closing of Originator's business on June 2, 1998 (the "CUT-OFF DATE")(other than the Receivables and Related Rights contributed by Originator to the Company on the Closing Date pursuant to SECTION 3.1 (the "CONTRIBUTED RECEIVABLES"));

                  (b) each Receivable created by Originator from and including the Cut-off Date to and including the Purchase and Sale Termination Date (other than Contributed Receivables);

                  (c) all rights to, but not the obligations under, all Related Security;

                  (d) all monies due or to become due with respect to any of the foregoing;

                  (e) all books and records related to any of the foregoing; and

                  (f) all collections and other proceeds of any of the foregoing (as defined in the applicable UCC) that are or were received by Originator on or after Cut-off Date, including, without limitation, all funds which either are received by Originator, the Company or Servicer from or on behalf of the Obligors in payment of any amounts owed (including, without limitation, invoice price, finance charges, interest and all other charges) in respect of Receivables, or are applied to such amounts owed by the Obligors (including, without limitation, insurance payments that Originator or Servicer applies in the ordinary course of its business to amounts owed in respect of any Receivable and net proceeds of sale or other disposition of repossessed goods or other collateral or property of the Obligors or any other parties directly or indirectly liable for payment of such Receivables).

All purchases and contributions hereunder shall be made without recourse, but shall be made pursuant to, and in reliance upon, the representations, warranties and covenants of Originator set forth in this Agreement and each other Transaction Document. No obligation or liability to any Obligor on any Receivable is intended to be assumed by the Company hereunder, and any such assumption is expressly disclaimed. The Company's foregoing commitment to purchase Receivables and the proceeds and rights described in CLAUSES (C) through (F) (collectively, the "RELATED RIGHTS") is herein called the "PURCHASE FACILITY."

         1.2        TIMING OF PURCHASES.

                  (a) CLOSING DATE PURCHASES. Originator's entire right, title and interest in (i) each Receivable that existed and was owing to Originator as of the close of Originator's business on the Cut-off Date (other than Contributed Receivables), (ii) all Receivables created by Originator after the Cut-off Date, to and including the Closing Date (other than Contributed Receivables), and (iii) all Related Rights automatically shall be deemed to have been sold to the Company on the Closing Date.

                  (b) REGULAR PURCHASES. After the Closing Date, until the Purchase and Sale Termination Date, each Receivable (and the Related Rights) created by Originator shall be deemed to have been sold to the Company immediately (and without further action) upon the creation of such Receivable.

         1.3 CONSIDERATION FOR PURCHASES. On the terms and subject to the conditions set forth in this Agreement, the Company agrees to make Purchase Price payments to Originator and to reflect all contributions in accordance with
ARTICLE III.

         1.4 PURCHASE AND SALE TERMINATION DATE. The "PURCHASE AND SALE TERMINATION DATE" shall be the earliest to occur of (a) the date of the termination of this Agreement pursuant to SECTION 8.2 and (b) the Payment Date immediately following the day on which the Originator shall have given notice to the Company at or prior to 10:00 a.m. (New York City time) that the Originator desires to terminate this Agreement.

         1.5 INTENTION OF THE PARTIES. It is the express intent of the parties hereto that the transfers of the Receivables and Related Rights by Originator to the Company, as contemplated by this Agreement be, and be treated as, sales or contributions, as applicable, and not as secured loans secured by the Receivables and Related Rights. If, however, notwithstanding the intent of the parties, such transactions are deemed to be loans, Originator hereby grants to the Company a first priority security interest in all of Originator's right, title and interest in and to the Receivables and the Related Rights now existing and hereafter created, all monies due or to become due and all amounts received with respect thereto, and all proceeds thereof, to secure all of Originator's obligations hereunder.

                                   ARTICLE II

                          CALCULATION OF PURCHASE PRICE

         2.1 CALCULATION OF PURCHASE PRICE. On each Monthly Settlement Date, the Servicer shall deliver to the Company and Originator a report in substantially the form of EXHIBIT A (each such report being herein called a "PURCHASE REPORT") with respect to the matters set forth therein and the Company's purchases of Receivables from Originator:

         (a) that are to be made on the Closing Date (in the case of the Purchase Report to be delivered on the Closing Date), or

         (b) that were made during the period commencing on the Monthly Settlement Date immediately preceding such Monthly Settlement Date to (but not including) such Monthly Settlement Date (in the case of each subsequent Purchase Report).

The "PURCHASE PRICE" (to be paid to Originator in accordance with the terms of ARTICLE III) for the Receivables and the Related Rights that are purchased hereunder from Originator shall be determined in accordance with the following formula:

         PP       =        OB X FMVD

         WHERE:

         PP       =        Purchase Price for each Receivable as calculated on
                           the relevant Payment Date.

         OB       =        The Outstanding Balance of such Receivable on the
                           relevant Payment Date.

         FMVD     =        Fair Market Value Discount, as measured on such
                           Payment Date, which is equal to the quotient
                           (expressed as percentage) of (a) one DIVIDED by
                           (b) the sum of (i) one, plus (ii) the product of
                           (A) the Prime Rate on such Payment Date plus .25% and (B) a fraction, the numerator of which is the Days' Sales Outstanding (calculated as of the last day of the Settlement Period next preceding such Payment Date) and the denominator of which is 365.

         "PAYMENT DATE" means (i) the Closing Date and (ii) each Business Day thereafter that Originator is open for business.

         "PRIME RATE" means a PER ANNUM rate equal to the "Prime Rate" as published in the "Money Rates" section of The Wall Street Journal or such other publication as determined by the Administrator in its sole discretion.

                                   ARTICLE III

                           CONTRIBUTION OF RECEIVABLES
                            PAYMENT OF PURCHASE PRICE

         3.1 CONTRIBUTION OF RECEIVABLES; INITIAL PURCHASE PRICE PAYMENT. (a) On the Closing Date, Werner shall, and hereby does, contribute to the capital of the Company Receivables and Related Rights with respect thereto consisting of each Receivable of Werner that existed and was owing to Werner on the Closing Date, beginning with the oldest of such Receivables and continuing chronologically thereafter such that the aggregate Outstanding Balance of all such Contributed Receivables shall be equal to $5,000,000.

                  (b) On the terms and subject to the conditions set forth in this Agreement, the Company agrees to pay to Originator the Purchase Price for the purchase to be made from Originator on the Closing Date partially in cash (in an amount to be agreed between the Company and Originator and set forth in the initial Purchase Report) and partially by issuing a promissory note in the form of EXHIBIT B to Originator with an initial principal balance equal to the remaining Purchase Price (each such promissory note, as it may be amended, supplemented, indorsed or otherwise modified from time to time, together with all promissory notes issued from time to time in substitution therefor or renewal thereof in accordance with the Transaction Documents, being herein called a "COMPANY NOTE").

         3.2 SUBSEQUENT PURCHASE PRICE PAYMENTS. On each Payment Date subsequent to the Closing Date, on the terms and subject to the conditions set forth in this Agreement, the Company shall pay to Originator the Purchase Price for the Receivables generated by Originator during the immediately preceding month as follows:

                  (a) FIRST, the Purchase Price shall be paid in cash to the extent the Company has cash available therefor; and

                  (b) SECOND, to the extent any portion of the Purchase Price remains unpaid, the principal amount outstanding under the Company Note issued to Originator shall be increased by an amount equal to such remaining Purchase Price.

         Servicer shall make all appropriate record keeping entries with respect to Company Notes or otherwise to reflect the foregoing payments, and Servicer's books and records shall constitute rebuttable presumptive evidence of the principal amount of and accrued interest on any Company Note at any time. Furthermore, Servicer shall hold the Company Notes for the benefit of the Originator. Originator hereby irrevocably authorizes Servicer to mark the Company Notes "CANCELLED" and to return such Company Notes to the Company upon the final payment thereof after the occurrence of the Purchase and Sale Termination Date.

         3.3       SETTLEMENT AS TO SPECIFIC RECEIVABLES AND DILUTION.

                  (a) If, on the day of purchase or contribution of any Receivable from Originator hereunder, any of the representations or warranties set forth in SECTIONS 5.4 and 5.12 of Originator is not true with respect to such Receivable or as a result of any action or inaction of Originator, on any day, any of such representations or warranties set forth in SECTIONS 5.4 and 5.12 is no longer true with respect to such a Receivable, then the Purchase Price with respect to such Receivable (or in the case of a Contributed Receivable, the Outstanding Balance of such Receivable (the "CONTRIBUTED VALUE")) shall be reduced by an amount equal to the Outstanding Balance of such Receivable and shall be accounted to Originator as provided in SUBSECTION (C) below; PROVIDED, that if the Company thereafter receives payment on account of Collections due with respect to such Receivable, the Company promptly shall deliver such funds to Originator.

                  (b) If, on any day, the Outstanding Balance of any Receivable (including any Contributed Receivable) purchased or contributed hereunder is reduced or adjusted as a result of any defective, rejected, returned goods or services, or any discount or other adjustment made by Originator, the Company or Servicer or any setoff or dispute between Originator or the Servicer and an Obligor as indicated on the books of the Company (or, for periods prior to the Closing Date, the books of Originator), then the Purchase Price or the Contributed Value, as the case may be, with respect to such Receivable shall be reduced by the amount of such net reduction and shall be accounted to Originator as provided in SUBSECTION (C) below.

                  (c) Any reduction in the Purchase Price (or Contributed Value) of any Receivable pursuant to SUBSECTION (A) or (B) above shall be applied as a credit for the account of the Company against the Purchase Price of Receivables subsequently purchased by the Company from Originator hereunder; PROVIDED, HOWEVER if there have been no purchases of Receivables from Originator (or insufficiently large purchases of Receivables) to create a Purchase Price sufficient to so apply such credit against, the amount of such credit

                  (i) shall be paid in cash to the Company by Originator in the manner and for application as described in the following proviso, or

                  (ii) shall be deemed to be a payment under, and shall be deducted from the principal amount outstanding under, the Company Note payable to Originator;

PROVIDED, FURTHER, that at any time (y) when a Termination Event or Unmatured Termination Event exists under the Receivables Purchase Agreement or (z) on or after the Purchase and Sale Termination Date, the amount of any such credit shall be paid by Originator to the Company by deposit in immediately available funds into the relevant Lock-Box Account for application by Servicer to the same extent as if Collections of the applicable Receivable in such amount had actually been received on such date.

                  (d) Each Purchase Report (other than the Purchase Report delivered on the Closing Date) shall include, in respect of the Receivables previously generated by Originator (including Contributed Receivables), a calculation of the aggregate reductions described in SUBSECTION (A) or (B) relating to such Receivables since the last Purchase Report delivered hereunder, as indicated on the books of the Company (or, for such period prior to the Closing Date, the books of Originator).

         3.4 RECONVEYANCE OF RECEIVABLES. In the event that Originator has paid to the Company the full Outstanding Balance of any Receivable pursuant to
SECTION 3.3, the Company shall reconvey such Receivable to Originator, without representation or warranty, but free and clear of all liens created by the Company.

                                   ARTICLE IV

                             CONDITIONS OF PURCHASES

         4.1 CONDITIONS PRECEDENT TO INITIAL PURCHASE. The initial purchase hereunder is subject to the condition precedent that Servicer (on the Company's behalf) shall have received, on or before the Closing Date, the following, each (unless otherwise indicated) dated the Closing Date, and each in form and substance satisfactory to Servicer (acting on the Company's behalf):

                  (a) An Originator Assignment Certificate in the form of EXHIBIT C from Originator, duly completed, executed and delivered by Originator;

                  (b) A copy of the resolutions of the Board of Directors of Originator approving the Transaction Documents to be delivered by it and the transactions contemplated hereby and thereby, certified by the Secretary or Assistant
         Secretary of Originator;

                  (c) Good standing certificates for Originator issued as of a recent date acceptable to Servicer by the Secretary of State of the jurisdiction of Originator's incorporation and the jurisdiction where Originator's chief executive office is located;

                  (d) A certificate of the Secretary or Assistant Secretary of Originator certifying the names and true signatures of the officers authorized on such Person's behalf to sign the Transaction Documents to be delivered by it (on which certificate Servicer and the Company may conclusively rely until such time as Servicer shall receive from such Person a revised certificate meeting the requirements of this SUBSECTION (D));

                  (e) The certificate or articles of incorporation or other organizational document of Originator, duly certified by the Secretary of State of the jurisdiction of Originator's incorporation as of a recent date acceptable to Servicer, together with a copy of the by-laws of Originator, each duly certified by the Secretary or an Assistant Secretary of Originator;

                  (f) Originals of the proper financing statements (Form UCC-1) that have been duly executed and name Originator as the assignor and the Company as the assignee (and the Issuer, as assignee of the Company) of the Receivables generated by Originator as may be necessary or, in Servicer's or the Administrator's opinion, desirable under the UCC of all appropriate jurisdictions to perfect the Company's ownership interest in all Receivables and such other rights, accounts, instruments and moneys (including, without limitation, Related Security) in which an ownership or security interest may be assigned to it hereunder;

                  (g) A written search report from a Person satisfactory to Servicer listing all effective financing statements that name Originator as debtor or assignor and that are filed in the jurisdictions in which filings were made pursuant to the foregoing SUBSECTION (F), together with copies of such financing statements (none of which, except for those described in the foregoing SUBSECTION (F), shall cover any Receivable or any Related Rights) which is to be sold to the Company hereunder, and tax and judgment lien search reports from a Person satisfactory to Servicer showing no evidence of such liens filed against Originator;

                  (h) A favorable opinion of Gibson, Dunn & Crutcher, counsel to the Originator, in form and substance satisfactory to Servicer and the Administrator;

                  (i) A Company Note in favor of Originator, duly executed by the Company; and

                  (j) A certificate from an officer of Originator to the effect that Servicer and Originator have placed on the most recent, and have taken all steps reasonably necessary to ensure that there shall be placed on each subsequent, data processing report that it generates which are of the type that a proposed purchaser or lender would use to evaluate the Receivables, the following legend (or the substantive equivalent thereof): "THE RECEIVABLES DESCRIBED HEREIN HAVE BEEN SOLD TO PURSUANT TO A PURCHASE AND SALE AGREEMENT, DATED AS OF MAY 29, 1998; AS AMENDED, BETWEEN WERNER CO. AND WERNER FUNDING CORPORATION; AND AN UNDIVIDED, FRACTIONAL OWNERSHIP INTEREST IN THE RECEIVABLES DESCRIBED HEREIN HAS BEEN SOLD TO MARKET STREET FUNDING CORPORATION PURSUANT TO A RECEIVABLES PURCHASE AGREEMENT, DATED AS OF MAY 29,1998, AS AMENDED, AMONG WERNER CO., AS SERVICER, WERNER FUNDING CORPORATION, MARKET STREET FUNDING CORPORATION AND PNC BANK, NATIONAL ASSOCIATION".

         4.2 CERTIFICATION AS TO REPRESENTATIONS AND WARRANTIES. Originator, by accepting the Purchase Price related to each purchase of Receivables generated by Originator, shall be deemed to have certified that the representations and warranties contained in ARTICLE V are true and correct on and as of such day, with the same effect as though made on and as of such day.

                                    ARTICLE V

REPRESENTATIONS AND WARRANTIES OF THE ORIGINATOR

         In order to induce the Company to enter into this Agreement and to make purchases and accept contributions hereunder, Originator hereby makes the representations and warranties set forth in this ARTICLE V.

         5.1 ORGANIZATION AND GOOD STANDING. Originator has been duly organized and is validly existing as a corporation in good standing under the laws of the state of its incorporation, with power and authority to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted.

         5.2 DUE QUALIFICATION. Originator is duly licensed and in good standing in the jurisdiction where its chief executive office is located and in all other jurisdictions in which (a) the ownership or lease of its property or the conduct of its business requires such licensing or qualification and (b) the failure to be so licensed or qualified would be reasonably likely to have a Material Adverse Effect.

         5.3 POWER AND AUTHORITY; DUE AUTHORIZATION. Originator has (a) all necessary power, authority and legal right (i) to execute and deliver, and perform its obligations under, each Transaction Document to which it is a party and (ii) to generate, own, sell, contribute and assign Receivables on the terms and subject to the conditions herein and therein provided; and (b) duly authorized such execution and delivery and such sale, contribution and assignment and the performance of such obligations by all necessary corporate action.

         5.4 VALID SALE; BINDING OBLIGATIONS. Each sale or contribution, as the case may be, made by Originator pursuant to this Agreement shall constitute a valid sale or contribution, as the case may be, transfer, and assignment of Receivables to the Company, enforceable against creditors of, and purchasers from, Originator; and this Agreement constitutes, and each other Transaction Document to be signed by Originator, when duly executed and delivered, will constitute, a legal, valid, and binding obligation of Originator, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

         5.5 NO VIOLATION. The consummation of the transactions contemplated by this Agreement and the other Transaction

Documents and the fulfillment of the terms hereof or thereof, will not (a) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under (i) Originator's articles or certificate of incorporation or by-laws or (ii) any indenture, loan agreement, mortgage, deed of trust, or other material agreement or instrument to which it is a party or by which it is bound, (b) result in the creation or imposition of any Adverse Claim upon any of its properties pursuant to the terms of any such indenture, loan agreement, mortgage, deed of trust, or other agreement or instrument, other than the Transaction Documents, or (c) violate any law or any order, rule or regulation applicable to it of any court or of any state or foreign regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over it or any of its properties.

         5.6 PROCEEDINGS. Except as set forth in EXHIBIT D, there is no action, suit, proceeding or investigation pending before any court, regulatory body, arbitrator, administrative agency, or other tribunal or governmental instrumentality (a) asserting the invalidity of any Transaction Document, (b) seeking to prevent the issuance of Originator's Originator Assignment Certificate or the consummation of any of the transactions contemplated by any Transaction Document or (c) seeking any determination or ruling that is reasonably likely to have a Material Adverse Effect.

         5.7 BULK SALES ACTS. No transaction contemplated hereby requires compliance with, or will be subject to avoidance under, any bulk sales act or similar law.

         5.8 GOVERNMENT APPROVALS. Except for the filing of the UCC financing statements referred to in ARTICLE IV, all of which, at the time required in
ARTICLE IV, shall have been duly made and shall be in full force and effect, no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for Originator's due execution, delivery and performance of any Transaction Document to which it is a party.

         5.9 FINANCIAL CONDITION. Since December 31, 1997, no event has occurred that has had, or is reasonably likely to have, a Material Adverse Effect.

        5.10 LICENSES, CONTINGENT LIABILITIES, AND LABOR CONTROVERSIES.

                  (a) Originator has not failed to obtain any licenses, permits, franchises or other governmental authorizations necessary to the ownership of its properties or to the conduct of its business, which violation or failure to obtain would be reasonably likely to have a Material Adverse Effect.

                  (b) There are no labor controversies pending against Originator that have had (or are reasonably likely to have) a Material Adverse Effect.

         5.11 MARGIN REGULATIONS. No use of any funds acquired by Originator under this Agreement will conflict with or contravene any of Regulations G, T, U and X promulgated by the Federal Reserve Board from time to time.

         5.12 QUALITY OF TITLE.

                  (a) Each Receivable of Originator (together with the Related Rights with respect to such Receivable) which is to be sold to the Company hereunder is or shall be owned by Originator, free and clear of any Adverse Claim, except as provided herein and in the Receivables Purchase Agreement. Whenever the Company makes a purchase or accepts a contribution hereunder, it shall have acquired and shall continue to have maintained a valid and perfected ownership interest (free and clear of any Adverse Claim) in all Receivables generated by Originator and all Collections related thereto, and in Originator's entire right, title and interest in and to the Related Rights with respect thereto.

                  (b) No effective financing statement or other instrument similar in effect covering any Receivable generated by Originator or any Related Rights is on file in any recording office except such as may be filed in favor of the Company or the Originator, as the case may be, in accordance with this Agreement or in favor of the Issuer in accordance with the Receivables Purchase Agreement.

                  (c) Unless otherwise identified to the Company on the date of the purchase or contribution hereunder, each Receivable purchased thereunder is on the date of purchase or contribution an Eligible Receivable.

         5.13 ACCURACY OF INFORMATION. All factual written information heretofore or contemporaneously furnished (and prepared) by Originator to the Company or the Administrator for purposes of or in connection with any Transaction Document or any transaction contemplated hereby or thereby is, and all other such factual written information hereafter furnished (and prepared) by Originator to the Company or the Administrator pursuant to or in connection with any Transaction Document will be, true and accurate in every material respect on the date as of which such information is dated or certified.

         5.14 OFFICES. Originator's principal place of business and chief executive office is located at the address set forth under Originator's signature hereto, and the offices where Originator keeps all its books, records and documents evidencing its Receivables, the related Contracts and all other agreements related to such Receivables are located at the addresses specified in EXHIBIT E (or at such other locations, notified to Servicer and the Administrator in accordance with SECTION 6.1(f), in jurisdictions where all action required by SECTION 7.3 has been taken and completed).

         5.15 TRADE NAMES. Originator does not use any trade name other than its actual corporate name and the trade names set forth in EXHIBIT F. From and after the date that fell five (5) years before the date hereof, except as set forth in EXHIBIT F, Originator has not been known by any legal name other than its corporate name as of the date hereof, nor has Originator been the subject of any merger or other corporate reorganization.

         5.16 TAXES. Originator has filed all tax returns and reports required by law to have been filed by it and has paid all taxes and governmental charges thereby shown to be owing, except any such taxes or charges which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books.

         5.17 COMPLIANCE WITH APPLICABLE LAWS. Originator is in compliance with the requirements of all applicable laws, rules, regulations and orders of all governmental authorities, a breach of any of which, individually or in the aggregate, would be reasonably likely to have a Material Adverse Effect.

         5.18 RELIANCE ON SEPARATE LEGAL IDENTITY. Originator acknowledges that the Issuer and the Administrator are entering into the Receivables Purchase Agreement in reliance upon the Company's identity as a legal entity separate from Originator.


                                   ARTICLE VI

                          COVENANTS OF THE ORIGINATOR

         6.1 AFFIRMATIVE COVENANTS. From the date hereof until the first day following the Purchase and Sale Termination Date, Originator will, unless the Administrator and the Company shall otherwise consent in writing:

                  (a) COMPLIANCE WITH LAWS, ETC. Comply in all material respects with all applicable laws, rules, regulations and orders with respect to the Receivables generated by it and the Contracts and other agreements related thereto except where the failure to so comply would not materially and adversely affect the collectibility of such Receivables or the rights of the Company hereunder.

                  (b) PRESERVATION OF CORPORATE EXISTENCE. Preserve and maintain its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified in good standing as a foreign corporation in each jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualification would be reasonably likely to have a Material Adverse Effect.

                  (c) RECEIVABLES REVIEWS. (i) At any time and from time to time during regular business hours, and upon reasonable prior notice, permit the Company or the Administrator, or their respective agents or representatives, (A) to examine and make copies of and abstracts from all books, records and documents (including, without limitation, computer tapes and disks) in possession or under the control of Originator relating to Receivables, including, without limitation, the related Contracts and purchase orders and other agreements related thereto, and (B) to visit the offices and properties of Originator for the purpose of examining such materials described in CLAUSE (I)(A) next above and to discuss matters relating to Receivables originated by it or the performance hereunder with any of the officers or employees of Originator having knowledge of such matters, and (ii) without limiting the foregoing CLAUSE (I) above, from time to time on request of the Administrator, permit certified public accountants or other auditors acceptable to the Company and Administrator to conduct, at the Company's expense, a review of Originator's books and records with respect to such Receivables.

                  (d) KEEPING OF RECORDS AND BOOKS OF ACCOUNT. Maintain and implement administrative and operating procedures (including, without limitation, an ability to re-create records evidencing Receivables it generates in the event of the destruction of the originals thereof), and keep and maintain all documents, books, records and other information reasonably necessary or advisable for the collection of such Receivables (including, without limitation, records adequate to permit the daily identification of each new Receivable and all Collections of and adjustments to each existing
         Receivable).

                  (e) PERFORMANCE AND COMPLIANCE WITH RECEIVABLES AND CONTRACTS. Timely and fully perform and comply with all provisions, covenants and other promises required to be observed by it under the Contracts and all other agreements related to the Receivables that it generates.

                  (f) LOCATION OF RECORDS. Keep its principal place of business and chief executive office, and the offices where it keeps its records concerning or related to Receivables, at the address(es) referred to in EXHIBIT E or, upon 15 days' prior written notice to the Company and the Administrator, at such other locations in jurisdictions where all action required by SECTION 7.3 shall have been taken and completed.

                  (g) CREDIT AND COLLECTION POLICIES. Comply in all material respects with its Credit and Collection Policy in connection with the Receivables that it generates and all Contracts and other agreements related thereto.

                  (h) POST OFFICE BOXES. Within 30 days after the date hereof, deliver to Servicer (on behalf of the Company) a certificate from an authorized officer of Originator to the effect that (i) the name of the renter of all post office boxes into which Collections may from time to time be mailed have been changed to the name of the Company (unless such post office boxes are in the name of the relevant Lockbox Banks) and (ii) all relevant postmasters have been notified that each of Servicer and the Administrator are authorized to collect mail delivered to such post office boxes (unless such post office boxes are in the name of the relevant Lock-box Banks).

                  6.2 REPORTING REQUIREMENTS. From the date hereof until the first day following the Purchase and Sale Termination Date, Originator will, unless Servicer (on behalf of the Company) shall otherwise consent in writing, furnish to the Company and the Administrator:

                  (a) PURCHASE AND SALE TERMINATION EVENTS. As soon as possible after knowledge of the occurrence of, and in any event within three Business Days after knowledge of the occurrence of each Purchase and Sale Termination Event or each Unmatured Purchase and Sale Termination Event in respect of Originator, the statement of the chief financial officer or chief accounting officer of Originator describing such Purchase and Sale Termination Event or Unmatured

         Purchase and Sale Termination Event and the action that Originator proposes to take with respect thereto, in each case in reasonable detail;

                  (b) PROCEEDINGS. As soon as possible and in any event within three Business Days after Originator otherwise has knowledge thereof, written notice of (i) material litigation, investigation or proceeding of the type described in SECTION 5.6 not previously disclosed to the Company and (ii) all material adverse developments that have occurred with respect to any previously disclosed litigation, proceedings and investigations; and

                  (c) OTHER. Promptly, from time to time, such other information, documents, records or reports respecting the Receivables or the conditions or operations, financial or otherwise, of Originator as the Company, Issuer or the Administrator may from time to time reasonably request in order to protect the interests of the Company, Issuer or the Administrator under or as contemplated by the Transaction Documents.

         6.3 NEGATIVE COVENANTS. From the date hereof until the date following the Purchase and Sale Termination Date, Originator agrees that, unless Servicer (on behalf of the Company) shall otherwise consent in writing, it shall not:

                  (a) SALES, LIENS, ETC. Except as otherwise provided herein or in any other Transaction Document, sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Adverse Claim upon or with respect to, any Receivable or related Contract or Related Security, or any interest therein, or any Collections thereon, or assign any right to receive income in respect thereof.

                  (b) EXTENSION OR AMENDMENT OF RECEIVABLES. Except as otherwise permitted in SECTION 4.2(A) of the Receivables Purchase Agreement, extend, amend or otherwise modify the terms of any Receivable in any material respect generated by it, or amend, modify or waive, in any material respect, any term or condition of any Contract related thereto (which term or condition relates to payments under, or the enforcement of, such Contract).

                  (c) CHANGE IN BUSINESS OR CREDIT AND COLLECTION POLICY. Make any change in the character of its business or materially alter its Credit and Collection Policy, which change would, in either case, materially change the credit standing required of particular Obligors or potential

         Obligors or impair, in any material respect, the collectibility of the Receivables generated by it.

                  (d) RECEIVABLES NOT TO BE EVIDENCED BY PROMISSORY NOTES OR CHATTEL PAPER. Take any action to cause or permit any Receivable generated by it to become evidenced by any "instrument" or "chattel paper" (as defined in the applicable UCC).

                  (e) MERGERS, ACQUISITIONS, SALES, ETC. (i) Be a party to any merger or consolidation, except a merger or consolidation where Originator is the surviving corporation, or (ii) directly or indirectly sell, transfer, assign, convey or lease (A) whether in one or a series of transactions, all or substantially all of its assets or (B) any Receivables or any interest therein (other than pursuant to this Agreement).

                  6.4 LOCK-BOX BANKS. Make any changes in its instructions to Obligors regarding Collections or add or terminate any Lock-box Bank unless the requirements of paragraph 2(g) of Exhibit IV of the Receivables Purchase Agreement have been met.

                  6.5 ACCOUNTING FOR PURCHASES. Account for or treat (whether in financial statements or otherwise) the transactions contemplated hereby in any manner other than as sales of the Receivables and Related Rights by Originator to the Company.

                  6.6 TRANSACTION DOCUMENTS. Enter into, execute, deliver or otherwise become bound by any agreement, instrument, document or other arrangement that restricts the right of Originator to amend, supplement, amend and restate or otherwise modify, or to extend or renew, or to waive any right under, this Agreement or any other Transaction Documents.

                  6.7 SUBSTANTIVE CONSOLIDATION. Originator hereby acknowledges that this Agreement and the other Transaction Documents are being entered into in reliance upon the Company's identity as a legal entity separate from the Originator and its Affiliates. Therefore, from and after the date hereof, Originator shall take all reasonable steps necessary to make it apparent to third Persons that the Company is an entity with assets and liabilities distinct from those of Originator and any other Person, and is not a division of Originator, its Affiliates or any other Person. Without limiting the generality of the foregoing and in addition to and consistent with the other covenants set forth herein, Originator shall take such actions as shall be required in order that:

                  (a) Originator shall not be involved in the day to day management of the Company;

                  (b) Originator shall maintain separate corporate records and books of account from the Company and otherwise will observe corporate formalities and have a separate area from the Company for its business;

                  (c) the financial statements and books and records of Originator shall be prepared after the date of creation of the Company to reflect and shall reflect the separate existence of the Company; PROVIDED, that the Company's assets and liabilities may be included in a consolidated financial statement issued by an affiliate of the Company; PROVIDED, HOWEVER, that any such consolidated financial statement shall make clear that the Company's assets are not available to satisfy the obligations of such affiliate;

                  (d) Originator shall maintain its assets separately from the assets of the Company (including through the maintenance of a separate bank account), and the Company's assets, and records relating thereto, have not been, are not, and shall not be, commingled with those of the Company (except as permitted by the Receivables Purchase Agreement in connection with servicing the Pool Receivables);

                  (e) all of the Company's business correspondence and other communications shall be conducted in the Company's own name and on its own stationery;

                  (f) Originator shall not act as an agent for the Company, other than in its capacity as the Servicer, and in connection therewith, shall present itself to the public as an agent for the Company and a corporation separate from the Company;

                  (g) Originator shall not conduct any of the business of the Company in Originator's name;

                  (h) Originator shall not pay any liabilities of the Company out of Originator's funds or assets;

                  (i) Originator shall maintain an arm's-length relationship with the company;

                  (j) Originator shall not assume or guarantee or become obligated for the debts of the Company or hold out its credit as being available to satisfy the obligations of the Company;

                  (k) Originator shall not acquire obligations of the Company;

                  (l) Originator shall allocate fairly and reasonably overhead or other expenses that are properly shared with the Company, including, without limitation, shared office space;

                  (m) Originator shall identify and hold itself out as a separate and distinct entity from the Company;

                  (n) Originator shall correct any known misunderstanding regarding its separate identity from the Company;

                  (o) Originator shall not enter into, or be a party to, any transaction with the Company, except in the ordinary course of its business and on terms which are intrinsically fair and not less favorable to it than would be obtained in a comparable arm's-length transaction with an unrelated third party; and

                  (p) Originator shall not pay the salaries of the Company's employees, if any.

                                   ARTICLE VII

                      ADDITIONAL RIGHTS AND OBLIGATIONS IN
                           RESPECT OF THE RECEIVABLES

                  7.1 RIGHTS OF THE COMPANY. Originator hereby authorizes the Company, Servicer or their respective designees to take any and all steps in Originator's name necessary or desirable, in their respective determination, to collect all amounts due under any and all Receivables, including, without limitation, indorsing the name of Originator on checks and other instruments representing Collections and enforcing such Receivables and the provisions of the related Contracts that concern payment and/or enforcement of rights to payment.

                  7.2 RESPONSIBILITIES OF ORIGINATOR. Anything herein to the contrary notwithstanding:

                  (a) COLLECTION PROCEDURES. Originator agrees to direct its respective Obligors to make payments of Receivables directly to a post office box related to the relevant Lock-box Account at a Lock-box Bank. Originator further agrees to transfer any Collections that it receives directly to Servicer (for the Company's account) within one (1) Business Day of receipt thereof, and agrees that all such Collections shall be deemed to be received in trust for the Company and shall be maintained and segregated separate and apart from all other funds and monies of Originator until transfer of such Collections to Servicer.

                  (b) Originator shall perform its obligations hereunder, and the exercise by the Company or its designee of its rights hereunder shall not relieve Originator from such obligations.

                  (c) None of the Company, Servicer or the Administrator shall have any obligation or liability to any Obligor or any other third Person with respect to any Receivables, Contracts related thereto or any other related agreements, nor shall the Company, Servicer, Issuer or the Administrator be obligated to perform any of the obligations of Originator thereunder.

                  (d) Originator hereby grants to Servicer an irrevocable power of attorney, with full power of substitution, coupled with an interest, to take in the name of Originator all steps necessary or advisable to indorse, negotiate or otherwise realize on any writing or other right of any kind held or transmitted by Originator or transmitted or received by the Company (whether or not from Originator) in connection with any Receivable.

                  7.3 FURTHER ACTION EVIDENCING PURCHASES. Originator agrees that from time to time, at its expense, it will promptly execute and deliver all further instruments and documents, and take all further action that Servicer may reasonably request in order to perfect, protect or more fully evidence the Receivables and Related Rights purchased by or contributed to the Company hereunder, or to enable the Company to exercise or enforce any of its rights hereunder or under any other Transaction Document. Without limiting the generality of the foregoing, upon the request of Servicer, Originator will:

                  (a) execute and file such financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments or notices, as may be necessary or appropriate; and

                  (b) mark the master data processing records that evidence or list (i) such Receivables and (ii) related Contracts with the legend set forth in SECTION 4.1(j).

Originator hereby authorizes the Company or its designee to file one or more financing or continuation statements, and amendments thereto and assignments thereof, relative to all or any of the

Receivables and Related Rights now existing or hereafter generated by Originator. If Originator fails to perform any of its agreements or obligations under this Agreement, the Company or its designee may (but shall not be required to) itself perform, or cause performance of, such agreement or obligation, and the expenses of the Company or its designee incurred in connection therewith shall be payable by Originator as provided in SECTION 9.1.

                  7.4 APPLICATION OF COLLECTIONS. Any payment by an Obligor in respect of any indebtedness owed by it to Originator shall, except as otherwise specified by such Obligor or otherwise required by contract or law and unless otherwise instructed by the Company or the Administrator, be applied as a Collection of any Receivable or Receivables of such Obligor to the extent of any amounts then due and payable thereunder before being applied to any other indebtedness of such Obligor.


                                  ARTICLE VIII

                      PURCHASE AND SALE TERMINATION EVENTS

                  8.1 PURCHASE AND SALE TERMINATION EVENTS. Each of the following events or occurrences described in this SECTION 8.1 shall constitute a "PURCHASE AND SALE TERMINATION EVENT":

                  (a) A Termination Event (as defined in the Receivables Purchase Agreement) shall have occurred and, in the case of a Termination Event (other than one described in paragraph (f) of Exhibit V of the Receivables Purchase Agreement), the Administrator, shall have declared the Facility Termination Date to have occurred; or

                  (b) Originator shall fail to make any payment or deposit to be made by it hereunder when due and such failure shall remain unremedied for two (2) Business Days; or

                  (c) Any representation or warranty made or deemed to be made by Originator (or any of its officers) under or in connection with this Agreement, any other Transaction Document, or any other information or report delivered pursuant hereto or thereto shall prove to have been false or incorrect in any material respect when made or deemed made; or

                  (d) Originator shall fail to perform or observe any other term, covenant or agreement contained in this Agreement on its part to be performed or observed and such failure shall remain unremedied for 30 calendar days after written notice thereof shall have been given by Servicer to Originator.

                  8.2 REMEDIES.

                  (a) OPTIONAL TERMINATION. Upon the occurrence of a Purchase and Sale Termination Event, the Company (and not the Servicer) shall have the option, by notice to the Originator (with a copy to the Administrator), to terminate the Purchase Facility by declaring the Purchase and Sale Termination Date to have occurred.

                  (b) REMEDIES CUMULATIVE. Upon any termination of the Purchase Facility pursuant to SECTION 8.2(A), the Company shall have, in addition to all other rights and remedies under this Agreement, all other rights and remedies provided under the UCC of each applicable jurisdiction and all other rights and remedies available, whether at law or equity, which rights shall be cumulative.

                                   ARTICLE IX

                                 INDEMNIFICATION

                  9.1 INDEMNITIES BY THE ORIGINATOR. Without limiting any other rights which the Company may have hereunder or under applicable law, Originator hereby agrees to indemnify the Company and each of its officers, directors, employees and agents (each of the foregoing Persons being individually called a "PURCHASE AND SALE INDEMNIFIED PARTY"), forthwith on demand, from and against any and all damages, losses, claims, judgments, liabilities and related costs and expenses, including reasonable attorneys' fees and disbursements (all of the foregoing being collectively called "PURCHASE AND SALE INDEMNIFIED AMOUNTS") awarded against or incurred by any of them arising out of or as a result of the failure of Originator to perform its obligations under this Agreement any other Transaction Document, or arising out of the claims asserted against a Purchase and Sale Indemnified Party relating to the transactions contemplated herein or therein or the use of proceeds thereof or therefrom, EXCLUDING, HOWEVER, (i) Purchase and Sale Indemnified Amounts to the extent resulting from gross negligence or willful misconduct on the part of such Purchase and Sale Indemnified Party, (ii) any indemnification which has the effect of recourse for non-payment of the Receivables to any indemnitor (except as otherwise specifically provided under this SECTION 9.1) and (iii) any tax based upon or measured by net income or gross receipts. Without limiting the foregoing, Originator indemnifies each Purchase and

Sale Indemnified Party for Purchase and Sale Indemnified Amounts relating to or resulting from:

                  (a) the transfer by Originator of an interest in any Receivable to any Person other than the Company;

                  (b) the breach of any representation or warranty made by Originator (or any of its officers) under or in connection with this Agreement or any other Transaction Document, or any information or report delivered by Originator pursuant hereto or thereto, which shall have been false or incorrect in any material respect when made or deemed made;

                  (c) the failure by Originator to comply with any applicable law, rule or regulation with respect to any Receivable generated by Originator or the related Contract, or the nonconformity of any Receivable generated by Originator or the related Contract with any such applicable law, rule or regulation;

                  (d) the failure to vest and maintain vested in the Company an ownership interest in the Receivables generated by Originator free and clear of any Adverse Claim, other than an Adverse Claim arising solely as a result of an act of the Company, whether existing at the time of the purchase or contribution of such Receivables or at any time thereafter;

                  (e) the failure to file, or any delay in filing, financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws with respect to any Receivables or purported Receivables generated by Originator, whether at the time of any purchase or contribution or at any subsequent time;

                  (f) any dispute, claim, offset or defense (other than discharge in bankruptcy) of the Obligor to the payment of any Receivable or purported Receivable generated by Originator (including, without limitation, a defense based on such Receivable's or the related Contract's not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from the services related to any such Receivable or the furnishing of or failure to furnish such services;

                  (g) any product liability claim arising out of or in connection with services that are the subject of any Receivable generated by Originator; and

                  (h) any tax or governmental fee or charge (other than any tax excluded pursuant to CLAUSE (III) in the proviso to the preceding sentence), all interest and penalties thereon or with respect thereto, and all out-of-pocket costs and expenses, including the reasonable fees and expenses of counsel in defending against the same, which may arise by reason of the purchase or ownership of the Receivables generated by Originator or any Related Security connected with any such Receivables.

         If for any reason the indemnification provided above in this SECTION
9.1 is unavailable to a Purchase and Sale Indemnified Party or is insufficient to hold such Purchase and Sale Indemnified Party harmless, then Originator shall contribute to the amount paid or payable by such Purchase and Sale Indemnified Party to the maximum extent permitted under applicable law.

                                   ARTICLE X

                                 MISCELLANEOUS

                  10.1 AMENDMENTS, ETC.

                  (a) The provisions of this Agreement may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to by the Company and the Originator (with respect to an amendment) or by the Company (with respect to a waiver or consent by it).

                  (b) No failure or delay on the part of the Company, Servicer, Originator or any third party beneficiary in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on the Company, Servicer or the Originator in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by the Company or Servicer under this Agreement shall, except as may otherwise be stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval under this Agreement shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

                  (c) The Transaction Documents contain a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter thereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter thereof, superseding all prior oral or written understandings.

                  10.2 NOTICES, ETC. All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including facsimile communication) and shall be personally delivered or sent by certified mail, postage prepaid, or by facsimile, to the intended party at the address or facsimile number of such party set forth under its name on the signature pages hereof or at such other address or facsimile number as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall be effective (i) if personally delivered, when received, (ii) if sent by certified mail three (3) Business Days after having been deposited in the mail, postage prepaid, and (iii) if transmitted by facsimile, when sent, receipt confirmed by telephone or electronic means.

                  10.3 NO WAIVER; CUMULATIVE REMEDIES. The remedies herein provided are cumulative and not exclusive of any remedies provided by law. Without limiting the foregoing, Originator hereby authorizes the Company, at any time and from time to time, to the fullest extent permitted by law, to set off, against any obligations of Originator to the Company arising in connection with the Transaction Documents (including, without limitation, amounts payable pursuant to SECTION 9.1) that are then due and payable or that are not then due and payable but are accruing in respect of the then current Settlement Period, any and all indebtedness at any time owing by the Company to or for the credit or the account of Originator.

                  10.4 BINDING EFFECT; ASSIGNABILITY. This Agreement shall be binding upon and inure to the benefit of the Company and the Originator and their respective successors and permitted assigns. Originator may not assign any of its rights hereunder or any interest herein without the prior written consent of the Company, except as otherwise herein specifically provided. This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect until such time as the parties hereto shall agree. The rights and remedies with respect to any breach of any representation and warranty made by Originator pursuant to
ARTICLE V and the indemnification and payment provisions of ARTICLE IX and
SECTION 10.6 shall be continuing and shall survive any termination of this Agreement.

                  10.5 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  10.6 COSTS, EXPENSES AND TAXES. In addition to the obligations of the Originator under ARTICLE IX, Originator agrees to pay on demand:

                  (a) all reasonable costs and expenses in connection with the enforcement of this Agreement, the Originator Assignment Certificates and the other Transaction Documents; and

                  (b) all stamp and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of this Agreement or the other Transaction Documents to be delivered hereunder, and agrees to indemnify each Purchase and Sale Indemnified Party against any liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees.

                  10.7 SUBMISSION TO JURISDICTION. EACH PARTY HERETO HEREBY IRREVOCABLY (A) SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF PENNSYLVANIA OR UNITED STATES FEDERAL COURT SITTING IN PITTSBURGH, PENNSYLVANIA, OVER ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY TRANSACTION DOCUMENT; (B) AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH STATE OR UNITED STATES FEDERAL COURT; (C) WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING; (D) IRREVOCABLY CONSENTS TO THE SERVICE OF ANY AND ALL PROCESS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES OF SUCH PROCESS TO SUCH PERSON AT ITS ADDRESS SPECIFIED IN SECTION 10.2; AND (E) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS SECTION 10.7 SHALL AFFECT THE COMPANY'S RIGHT TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING ANY ACTION OR PROCEEDING AGAINST ORIGINATOR OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTIONS.

                  10.8 WAIVER OF JURY TRIAL. EACH PARTY HERETO WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER OR RELATING TO THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT, OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR ARISING FROM ANY RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT, AND AGREES THAT (A) ANY SUCH ACTION OR

PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY AND (B) ANY PARTY HERETO (OR ANY ASSIGNEE OR THIRD PARTY BENEFICIARY OF THIS AGREEMENT) MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF ANY OTHER PARTY OR PARTIES HERETO TO WAIVER OF ITS OR THEIR RIGHT TO TRIAL BY JURY.

                  10.9 CAPTIONS AND CROSS REFERENCES; INCORPORATION BY REFERENCE. The various captions (including, without limitation, the table of contents) in this Agreement are included for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement. References in this Agreement to any underscored Section or Exhibit are to such Section or Exhibit of this Agreement, as the case may be. APPENDIX A and the Exhibits hereto are hereby incorporated by reference into and made a part of this Agreement.

                  10.10 EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement.

                  10.11 ACKNOWLEDGMENT AND AGREEMENT. By execution below, Originator expressly acknowledges and agrees that all of the Company's rights, title, and interests in, to, and under this Agreement (but not its obligations), shall be assigned by the Company pursuant to the Receivables Purchase Agreement, and Originator consents to such assignment. Each of the parties hereto acknowledges and agrees that the Administrator and Issuer are third party beneficiaries of the rights of the Company arising hereunder and under the other Transaction Documents to which Originator is a party.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                    WERNER FUNDING CORPORATION


                                    By:________________________________
                                    Name:______________________________

                                    Title:_____________________________

                                    Address: 1105 North Market Street, Ste. 1300
                                            Wilmington, New Castle Cty, DE 19801

                                    Attention: Donald W. Resnick
                                    Telephone: (724) 588-2000 ext. 2732
                                    Facsimile: (724) 588-0718

                                    WERNER CO.


                                    By:_______________________________
                                    Name:_____________________________

                                    Title:____________________________


                                    Address: 109 Woodfield Dr.
                                             Greenville, PA 16125-9499

                                    Attention: Donald W. Resnick
                                    Telephone: (724) 588-2000 ext. 2732
                                    Facsimile: (724) 588-0718

                                         ORIGINATOR:


                                         WERNER CO.

                                         By:____________________________
                                         Name:__________________________

                                         Title:_________________________

                                         Address: 109 Woodfield Dr.
                                                  Greenville, PA 16125-9499

                                         Attention: Donald W. Resnick
                                         Telephone: (724) 588-2000 ext. 2732
                                         Facsimile: (724) 588-0718



                                       S-2